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                                                                   EXHIBIT 10.10

                                FMC Corporation

                           Executive Severance Plan
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           (As Amended and Restated Effective as of January 1, 2000)



                               Winston & Strawn
                                    Chicago
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                                FMC Corporation
                           Executive Severance Plan
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           (As Amended and Restated Effective as of January 1, 2000)


1.   History and Purpose.  The Company adopted the Plan in 1983 and amended and
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restated the Plan in 1997. The Plan is hereby amended and restated as of January
1, 2000. The purpose of the Plan is to assure the Company that it will have the continued dedication and the availability of objective advise and counsel from key executives of the Company, notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company

     The Board of Directors believes it is imperative that, if the Company receives any proposals from a third person concerning a possible business combination with the Company or the acquisition of the Company's equity securities, both the Company and the Board of Directors be able to rely upon key executives to continue in their positions and to be available for advice, without concern that those individuals might be distracted by their own personal financial situations and the risks to themselves created by the proposal.

     If the Company receives any such proposal, key executives will be called upon to assist in assessing the proposal, to advise management and the Board of Directors regarding whether the proposal is in the best interest of the Company and its stockholders, and to take such other actions as the Board of Directors might deem appropriate.

2.   Eligible Executives.  The following individuals will be Participants:
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     a.  the Chairman of the Board of Directors;

     b. the President, the Executive Vice Presidents, and the Senior Vice Presidents of the Company;

     c.  the Group and Regional Managers of the Company;

     d. other officers of the Company, except Assistant Secretaries and Assistant Treasurers;

     e.  Company Division Managers of the Company; and

     f. other key executives of the Company and its Subsidiaries who are from time to time named as Participants by the Committee in its sole discretion.

A Participant will cease to be a Participant if and when the Committee determines he or she should no longer be a Participant. The Committee will not determine that a Participant has ceased to be a Participant during any period that the Company knows a Person has taken steps reasonably calculated to effect a Change in Control, and before the Board of Directors has determined that that Person has abandoned or terminated its efforts to effect a Change in Control.

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The decision of the Board of Directors that a Person has abandoned or terminated its efforts to effect a Change in Control will be conclusive and binding on all Participants.

3.   Terms of the Plan.  The terms of the Plan are as set forth in the forms of
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agreement attached to this Plan, with Form IA applicable to Tier IA
Participants, Form I applicable to Tier I Participants, Form II applicable to Tier II Participants and Form III applicable to Tier III Participants.

The Company will enter into Executive Severance Agreements with each Participant containing the terms set forth in the applicable form. Even though the Company or a Participant has not executed an Agreement, the Participant will be entitled to participate in the Plan on the terms and conditions set forth in the form of agreement applicable to the Participant.

4.   Certain Definitions.  Capitalized terms used in this Plan will have the
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meanings set forth below.

     a.  Agreements means the Executive Severance Agreements, in the forms
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     attached to the Plan, that the Company enters into with Participants to memorialize the terms of their entitlement to executive severance benefits.

     b.  Board of Directors means the duly elected board of directors of FMC
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     Corporation, as it is constituted from time to time.

     c.  Change in Control of the Company shall be deemed to have occurred as of
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     the first day that any one or more of the following conditions is satisfied:

         (1) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i),
     (ii), and (iii) of paragraph (3) of this Section 2.6 shall not be a Change in Control under this paragraph; or

         (2) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with

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     respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (3) Consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock or another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     d.   Committee means the Compensation and Organization Committee of the
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     Board of Directors, or any other Committee of the Board of Directors that has, on the date of
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     termination, the duties and responsibilities delegated to the Compensation and Organization Committee as of January 1, 2000.

     e.  Company means FMC Corporation.
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     f.  Exchange Act means the Securities Exchange Act of 1934, as amended.
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     g.  Participant means one of the Tier IA Participants, Tier I Participants,
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     Tier II Participants or Tier III Participants.

     h.  Person has the meaning specified in Sections 13(d)(3) and 14(d)(2) of
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     the Exchange Act.

     i.  Plan means the FMC Corporation Executive Severance Plan (As Amended and
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     Restated Effective as of January 1, 2000).

     j.  Subsidiary means any domestic or foreign corporation, a majority of
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     whose voting shares is owned directly or indirectly by the Company, by one or more other Subsidiaries, or by a combination of the Company and one or more Subsidiaries.

     k.  Tier IA Participants means the Chairman of the Board, the Chief
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     Executive Officer and the President of the Company, and any other employees of the Company or a Subsidiary designated by the Committee as Tier IA Participants.

     l.  Tier I Participants means the Executive Vice Presidents, Senior Vice
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     Presidents, Group Managers, and International Regional Managers of the
     Company, and any other employees of the Company or a Subsidiary designated by the Committee as Tier I Participants.

     m.  Tier II Participants means all officers of the Company other than
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     Assistant Secretaries and Assistant Treasurers, and any other employees of the Company or a Subsidiary designated by the Committee to be Tier II Participants.

     n.  Tier III Participants means Division Managers of the Company and any
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     other employees of the Company or a Subsidiary designated by the Committee to be Tier III Participants , and any other employees of the Company or a Subsidiary designated by the Committee as Tier III Participants.

5.   Trust.  The Company has created a trust in accordance with the terms of the
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forms of Agreement.  The trust will have such assets as the forms of Agreement provide. Any assets contained in the trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency. The trust document must specifically state that any assets held under it will be subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency, and must detail the required procedure for notifying the trustee of the Company's bankruptcy or insolvency.

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6.  Termination and Amendment of the Plan.  The Board of Directors or the
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Committee will have the power at any time, in its discretion, to amend, abandon or terminate the Plan, in whole or in part. Notwithstanding the foregoing, no amendment, abandonment or termination may modify, waive or discharge any provisions of the Agreements, unless each affected Executive agrees in writing, signed by the Executive and an authorized member of the Committee (or by either or both parties' legal representatives or successors), to the modification, waiver or discharge.

7.  Governing Law.  The validity, interpretation, construction and enforcement
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of this Plan will be governed by the laws of the State of Illinois, without giving effect to that state's conflicts of laws principles. Notwithstanding the foregoing, to the extent state laws are preempted by the laws of the United States, the laws of the United States will control the validity, interpretation, construction and enforcement of this Plan.

8.  Administration by the Committee.  The Committee will be responsible for the
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general operation and administration of the Plan, and for carrying out the provisions of the Plan. The Committee will administer the Plan in accordance with its terms, and will have all powers necessary to carry out the Plan's provisions. The Committee has the power to interpret the Plan and the Agreements, and to determine all questions arising in their administration, construction and application, including but not limited to questions of eligibility and the status and rights of employees, Participants and other persons. Any determination within the Committee's power will be final, conclusive and binding on all persons. The regularly kept records of the Company and its Subsidiaries will be final, conclusive and binding on all persons regarding a Participant's date and length of service, amount of compensation and the manner of its payment, type and length of absences from work and all other matters contained in those records. All rules and determinations of the Committee will be uniformly and consistently applied to all persons in similar circumstances.

9.  Incapacity.  If any person entitled to a distribution under the Plan is
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deemed by the Company or the Committee or their delegates to be incapable of personally receiving and giving a valid receipt for the distribution, then, unless and until a duly appointed guardian or other representative of the person claims the distribution, the Company or its delegate may pay the distribution or any part of it to any other person or institution then contributing toward or providing for the care and maintenance of the person entitled to the distribution. Any payment pursuant to the preceding payment will be a payment for the account of the person entitled to it, and a complete discharge of the Company, the Committee, their delegates and the Plan from any liability for the payment.

10.  Indemnification.  The Company and each Subsidiary will indemnify and hold
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harmless each member of the Committee, or any employee of the Company or any
Subsidiary (to the extend not indemnified or saved harmless under any liability insurance or any other indemnification arrangement) from any and all claims, losses, liabilities, costs and expenses (including attorneys' fees) arising out of any actual or alleged act or failure to act made in good faith pursuant to the provisions of the Plan or the trust, including expenses reasonably incurred in the defense of any claim regarding the administration of the Plan or the trust. Notwithstanding the foregoing, no indemnification or defense will be provided under this Plan or trust to any

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person, regarding any conduct that has been judicially determined, or agreed by the parties, either to have constituted willful misconduct by that person, or to have resulted in his or her receipt of personal profit or advantage to which he or she was not entitled.

11.  Limitations on Liability.  Notwithstanding any of the preceding provisions
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of this Plan, neither the Company, the Committee nor any individual acting as an employee or agent of the Company will be liable to any Participant, former Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan.

12.  Unclaimed Benefit.  If all or any portion of a distribution payable to a
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Participant remains unpaid five years after it became payable because the
Committee was unable to locate the Participant, after sending a registered letter, return receipt requested, to the last known address of the Participant, then the amount payable to the Participant will become a forfeiture, and will be retained by the Company as part of its general assets.

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     IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed in its name and behalf on this 20/th/ day of March, 2000.


                                FMC CORPORATION

                                By:/s/ Tom Hester
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                                   Member, Employee Welfare Benefits
                                   Plan Committee

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